Borrowings - GasLog Warsaw Facility (Details) - GasLog Warsaw Facility - GasLog Hellas-1 Special Maritime Enterprise $ in Thousands	Jun. 25, 2019 USD ($) installment
Borrowings
Amount of loan facility	$ 129,500
Number of equal quarterly installment of debt repayment | installment	28
Installment amount	$ 1,619
Final balloon payment	84,175
Minimum amount of net working capital excluding the current portion of long-term debt	0
Minimum adjusted net worth market value	350,000
Minimum amount of cash and cash equivalents and short term investments	$ 75,000
Minimum percentage of EBITDA over debt service obligations on a trailing 12 months basis	110.00%
Minimum amount of cash and cash equivalent and short-term investments for EBITDA over debt service obligations ratio to be regarded as complied with	$ 110,000
Maximum percentage of total indebtedness to total assets	75.00%
Minimum percentage of outstanding facility amount to aggregate of market value of mortgaged vessels and market value of additional security	120.00%